Date



Name/Address
        "
        "


Dear __________:

Pursuant to a Board of Directors' resolution adopted on October 10, 1978, as a member of the Board of Directors of Kimball International, Inc., in the event of your death while a director and employed by Kimball International, Inc., a total of $25,000 will be paid to the beneficiary or beneficiaries designated by you below.


        BENEFICIARY               RELATIONSHIP               AMOUNT

     __________________         ________________          ____________

     __________________         ________________          ____________

     __________________         ________________          ____________




                                                  KIMBALL INTERNATIONAL, INC.

                                                  By:  _________________
                                                       Douglas A. Habig
                                                       Chairman of the Board




Accepted by:


__________________
Name


__________________
Date






                                                                  Exhibit 10(c)